UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 15, 2016
Date of report (Date of earliest event reported)

AV Homes, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-07395	23-1739078
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8601 N. Scottsdale Rd. Suite 225 Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)

(480) 214-7400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 8.01.  Other Events.

AV Homes, Inc. (the “Company”) is filing this Current Report on Form 8‑K to update Items 6, 7 and 8 of its Annual Report on Form 10‑K for the year ended December 31, 2015. These updates are being made to reflect a reclassification of certain selling, general and administrative expenses and to reflect the retrospective application upon adoption, effective January 1, 2016, of Auditing Standards Update No. 2015‑03, Interest – Imputation of Interest (Subtopic 835‑30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015‑03”). As previously disclosed, beginning with the Company’s Quarterly Report on Form 10‑Q for the quarter ended March 31, 2016, the selling, general and administrative expenses related to homebuilding previously included in Homebuilding expenses have been combined with corporate general and administrative expenses and reclassified into a new line item called “Selling, general and administrative expenses” to enhance visibility to the Company’s core homebuilding operations and conform with standard industry presentation. The selling, general and administrative expenses reclassified include commissions, other selling expenses and overhead incurred at the divisional level. In addition, in accordance with adoption of ASU 2015‑03, our debt issuance costs are now presented as a deduction from the corresponding debt liability. This guidance was applied retrospectively and had the effect of reducing the Company’s prepaid expenses and other assets and senior notes, net balances in its consolidated balance sheets.

The Company is filing this Current Report on Form 8‑K to provide investors with recast financial information from prior periods in order to assist them in making comparisons of financial information for current and future periods with financial information for such prior periods. The recast information for Items 6, 7 and 8 contained in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2015 is attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8‑K and incorporated by reference herein.

This Current Report on Form 8‑K does not reflect events or developments that occurred after March 4, 2016, and the information contained herein should be read in conjunction with the Company’s Annual Report on Form 10‑K for the year ended December 31, 2015 and the Company’s Quarterly Report on Form 10‑Q for the quarter ended March 31, 2016, as well as the Company’s other filings with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

(d)Exhibits.

Number	Description
23.1	Consent of Ernst & Young LLP.
99.1	Updates, where applicable, to Part II, Item 6, Selected Financial Data, from the Company’s Annual Report on Form 10‑K for the year ended December 31, 2015.
99.2

Updates, where applicable, to Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Company’s Annual Report on Form 10‑K for the year ended December 31, 2015.

99.3	Updates, where applicable, to Part II, Item 8, Financial Statements and Supplementary Data, from the Company’s Annual Report on Form 10‑K for the year ended December 31, 2015.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF	XBRL Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Taxonomy Extension Label Linkbase.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AV HOMES, INC.

Date: June 15, 2016	/s/ Roger A. Cregg
Roger A. Cregg
President and Chief Executive Officer

EXHIBIT INDEX

Number	Description	Method of Filing
23.1	Consent of Ernst & Young LLP.	Filed Herewith
99.1	Updates, where applicable, to Part II, Item 6, Selected Financial Data, from the Company’s Annual Report on Form 10‑K for the year ended December 31, 2015.	Filed Herewith
99.2

Updates, where applicable, to Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Company’s Annual Report on Form 10‑K for the year ended December 31, 2015.

Filed Herewith
99.3	Updates, where applicable, to Part II, Item 8, Financial Statements and Supplementary Data, from the Company’s Annual Report on Form 10‑K for the year ended December 31, 2015.	Filed Herewith
101.INS	XBRL Instance Document.	Filed Herewith
101.SCH	XBRL Taxonomy Extension Schema.	Filed Herewith
101.CAL	XBRL Taxonomy Extension Calculation Linkbase.	Filed Herewith
101.DEF	XBRL Taxonomy Extension Definition Linkbase.	Filed Herewith
101.LAB	XBRL Taxonomy Extension Label Linkbase.	Filed Herewith
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.	Filed Herewith